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                                                                    EXHIBIT 10.1

                   STOCK PURCHASE WARRANT EXCHANGE AGREEMENT
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        THIS AGREEMENT is made this 14th day of January, 1999 (the "Agreement"), by and between Autonomous Technologies Corporation ("Autonomous") and OZ Master Fund, Ltd. ("OZ").

                         Background of this Agreement
                         ----------------------------

        Autonomous has entered into a merger agreement with Summit Technology, Inc. ("Summit") and a subsidiary of Summit, whereby Autonomous will be acquired by Summit (the "Merger").

        OZ is this day acquiring 400 shares of Series I convertible preferred stock and a stock purchase warrant for 300,000 shares of Autonomous common stock with an exercise price of $6.17 per share and a term of two years (the "Warrant").

        In the event the Merger occurs, Autonomous desires to exchange 100,000 shares of Autonomous common stock (the "Autonomous Shares") for the Warrant immediately prior to the closing of the Merger and OZ is willing to make this exchange on the terms and conditions set forth in this agreement.

                                   AGREEMENT
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        OZ and Autonomous agree as follows:

        1. The conditions precedent to the exchange. The exchange of the
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Autonomous Shares for the Warrant is subject to the following conditions precedent:

            a. Summit shall have consented to the execution of this Agreement, and

            b. All conditions precedent to the closing of the Merger shall have been satisfied or waived.

        2. Exchange of stock for the Warrant. Immediately upon satisfaction of
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the conditions set forth in Section I of this Agreement and prior to the closing of the Merger, Autonomous will issue and deliver to OZ the Autonomous Shares in exchange for the Warrant.

        3. Restricted stock. OZ understands and acknowledges that the issuance
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of the Autonomous Shares will not be registered under the Securities Act of 1933 or the securities laws of any state and that OZ will be able to transfer, sell or otherwise dispose of the Autonomous Shares only in one or more transactions registered under the Securities Act of 1933 and, where applicable, such state laws or as to which an exemption from such registration requirements is available. OZ acknowledges that it shall have no right to require Autonomous or Summit to cause the registration of the Autonomous Shares. OZ further understands and agrees that the stock certificate representing the Autonomous Shares shall contain the customary legend prohibiting the transfer or sale of the Autonomous Shares except in a transaction exempt from registration or pursuant to an effective registration statement. OZ represents to Autonomous that OZ is an accredited investor within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended.
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        4. Termination date. In the event that the Merger has not been
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effectuated prior to 5:00 p.m., New York time, March 31, 1998, or 30 days from such date if extended by Summit Technology, Inc. pursuant to the terms of the Merger agreement, this Agreement shall terminate and have no further effect.

        5. Entire agreement, no amendments unless in writing. This Agreement
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constitutes the entire agreement between OZ and Autonomous regarding the matters contained in this Agreement. This Agreement may not be modified except by an instrument in writing signed by both parties and consented to in writing by Summit.

                                AUTONOMOUS TECHNOLOGIES CORPORATION

                                By:   /s/ Randy W. Frey
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                                      Randy W. Frey, Chairman, President and
                                      Chief Executive Officer

                                OZ MASTER FUND, LTD.

                                By:   /s/ Daniel S. Och
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                                Its:  Managing Member
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Summit Consent
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        Pursuant to Section 4.1 of the Merger Agreement, Summit consents to
Autonomous entering into this Agreement.

                                SUMMIT TECHNOLOGY, INC.

                                By:   /s/ Robert Kelly
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                                Its:  Executive Vice President, Chief
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                                      Financial Officer and Treasurer
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                                Date: January 14, 1999
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